Exhibit 99.1

Ares Capital Corporation Agrees to Acquire MidCap Financial Investment Corporation

Transaction Expected to Be Accretive to Ares Capital’s Core Earnings and Support Future Dividends

Enhances Scale, Diversification and Market Presence to Further Strengthen Ares Capital’s Position as the Largest Publicly Traded BDC and Ares Management’s Leading U.S. Direct Lending Platform

Purchase Price Represents a 30.1% Premium to MFIC’s Last Closing Price and a 25.8% Premium to MFIC’s 30-Day VWAP

NEW YORK – October 27, 2026 – Ares Capital Corporation (NASDAQ: ARCC) (“Ares Capital”) and MidCap Financial Investment Corporation (NASDAQ: MFIC) (“MFIC”) announced today that they have entered into a definitive merger agreement under which Ares Capital will acquire MFIC in a stock-and-cash transaction for a total enterprise value of approximately $2.6 billion (the “Transaction”). The Transaction is expected to further strengthen Ares Capital’s position as the largest publicly traded business development company (“BDC”) and Ares Management Corporation’s (NYSE: ARES) (“Ares Management”) broader position as a leading direct lending platform to U.S. middle-market companies. The Transaction has been unanimously approved by the Board of Directors of Ares Capital and the Board of Directors of MFIC, which did so on the unanimous recommendation of the Special Committee of MFIC independent directors.

Under the terms of the Transaction, MFIC stockholders are expected to receive total consideration of $10.88 per fully diluted share of MFIC common stock, consisting of approximately $1.21 per share in cash, provided by a subsidiary of Ares Management, and approximately $9.67 per share in Ares Capital common stock, as adjusted for the cash received from MFIC’s special dividend described below. Prior to closing, MFIC expects to declare and pay a special dividend to distribute to its stockholders all of its undistributed taxable income estimated to remain as of the closing of the Transaction, which is expected to be meaningful. The Ares Capital stock consideration will be reduced dollar-for-dollar to account for the special dividend, and the number of shares will be calculated based on an exchange ratio using a value for the Ares Capital common stock equal to the greater of (i) Ares Capital’s NAV per share prior to closing and (ii) Ares Capital’s share price. In addition, MFIC stockholders will share in 50% of any premium of Ares Capital’s share price in excess of NAV, up to 104.5% of NAV, which represents a maximum of 102.25% of NAV.

The consideration of $10.88 per MFIC share represents a premium of approximately 30.1% to MFIC’s closing share price on October 26, 2026, the last trading day prior to the announcement of the Transaction, and a premium of approximately 25.8% to MFIC’s 30-day volume-weighted average share price for the period ending October 26, 2026. MFIC’s preliminary estimate of net asset value per share as of September 30, 2026, is approximately $12.86.1

[1]

MFIC’s final net asset value per share as of September 30, 2026, will be reported in MFIC’s third quarter 2026 results, which MFIC expects to release on Thursday, November 5, 2026, and may differ from this preliminary estimate. The preliminary estimate provided herein has been prepared by, and is the responsibility of, MFIC’s management. This estimate is based solely on MFIC management’s preliminary determinations and has not been approved by the Board of Directors of MFIC. Consequently, the data set forth in MFIC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, may differ from this estimate, and any such differences may be material. Deloitte & Touche LLP, MFIC’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary estimate.

Financially Attractive Combination with Significant Strategic Benefits

Ares Capital believes the Transaction will create compelling benefits for stockholders:

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Accretive to earnings and supports future dividends. The Transaction is expected to be modestly accretive to Ares Capital’s core earnings per share, further supporting future dividends. The combined company and its affiliates expect to benefit from MFIC’s portfolio of senior secured investments with compelling current yields.

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Greater scale and diversification. The addition of MFIC’s healthy and broad-based assets will further diversify Ares Capital’s portfolio across borrowers, industries and sponsors. At closing, the Transaction is expected to increase Ares Capital’s pro forma portfolio to more than 800 portfolio companies and over $31 billion of investments at fair value as of September 30, 2026.

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Broader sponsor and market connectivity. MFIC’s portfolio is expected to add more than 200 incumbent positions and further expand the number of sponsors Ares Capital has transacted with to more than 600. These relationships are expected to enhance Ares Capital’s long-standing core middle-market presence and to support future investment opportunities, resulting in greater financial resilience and strengthening its ability to grow through dynamic market environments.

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Continued industry leadership. The Transaction builds on Ares Capital’s nearly two-decade track record of successful strategic activity, including its prior acquisitions of Allied Capital Corporation and American Capital, Ltd., which has been an important contributor to its long-term growth and value creation.

“We’re excited to announce our acquisition of MFIC, which we believe reinforces our leading competitive position, advances our strategic goals and enhances the earnings power of our company,” said Kort Schnabel, Chief Executive Officer of Ares Capital. “The MFIC transaction brings a diversified portfolio and valuable borrower and sponsor relationships, which, when combined with our differentiated private credit investment capabilities, we expect will bolster the long-term growth profile of Ares Capital. In addition, we believe this transaction will further build on our successful track record of acquiring publicly traded BDCs and supporting attractive risk-adjusted returns over time.”

“We believe the financial merits of this transaction are compelling,” said Scott Lem, Chief Financial Officer and Treasurer of Ares Capital. “We expect the transaction to be accretive to core earnings and supportive of our future dividends, while preserving the balance sheet strength and financial flexibility that have been central to Ares Capital’s long-term performance. Importantly, the financial support from Ares Management will provide MFIC stockholders with additional cash value alongside attractive equity in Ares Capital’s industry-leading business.”

“This agreement with Ares Capital represents a value-maximizing transaction that we are pleased to deliver for MFIC stockholders,” said Tanner Powell, Executive Chairman and Chief Executive Officer of MFIC. “It provides value meaningfully above MFIC’s current stock price and gives our stockholders an investment in the largest publicly traded BDC, which has a history of creating stockholder value through successful acquisitions. MFIC’s investment adviser and Board, upon recommendation of its Special Committee, have concluded that this transaction represents the best path forward for MFIC’s stockholders.”

“Apollo has long been committed to delivering positive outcomes wherever we manage investor capital,” said John Zito, Co-President of Apollo Asset Management. “Throughout this year we have taken active steps to support stockholder value across our public vehicles, including through this transaction. Importantly, Apollo will continue to invest in and grow our middle-market direct lending franchise, including through the MidCap Financial platform.”

Additional Transaction Details

Prior to the closing of the Transaction, MFIC will operate its business in the ordinary course, subject to certain interim operating covenants set forth in the Agreement and Plan of Merger among Ares Capital, MFIC and certain other parties thereto (the “Merger Agreement”).

In connection with the Transaction, Apollo Principal Holdings A, L.P. and MidCap Financial Trust, each an affiliate of Apollo Management and which together beneficially own 5.2% of MFIC’s outstanding common stock, have entered into voting and support agreements with Ares Capital.

As part of the Transaction, Ares Capital may issue up to approximately 41 million shares of common stock to MFIC stockholders; however, it is expected that the total number of shares will be lower due to an adjustment in the exchange ratio for the MFIC special dividend. Following completion of the Transaction, and without taking into account the impact of the MFIC special dividend, existing Ares Capital stockholders are expected to own approximately 95% and existing MFIC stockholders are expected to own approximately 5% of the combined company.

Wells Fargo has also agreed, subject to customary conditions, to provide $750 million of additional secured financing that can be used to support the Transaction.

The Transaction is expected to close in the first half of 2027, subject to approval of MFIC’s stockholders, applicable regulatory approvals and the satisfaction of other customary closing conditions. Upon completion of the Transaction, Ares Capital will continue to be externally managed by Ares Capital Management LLC, and the existing Ares Capital Board and management team are expected to remain in place.

Wells Fargo is serving as exclusive financial advisor and Kirkland & Ellis LLP and Latham & Watkins LLP are serving as legal counsel to Ares Capital. Eversheds Sutherland (US) LLP is serving as legal counsel to the independent directors of Ares Capital. Simpson Thacher & Bartlett LLP is serving as legal counsel to MFIC. Moelis & Company LLC is serving as financial advisor and Willkie Farr & Gallagher LLP and Stradley Ronon Stevens & Young, LLP are serving as legal counsel to MFIC’s Special Committee.

About Ares Capital Corporation

Founded in 2004, Ares Capital is a leading specialty finance company focused on providing direct loans and other investments in private middle-market companies in the United States. Ares Capital’s objective is to source and invest in high-quality borrowers that need capital to achieve their business goals, which oftentimes can lead to economic growth and employment. Ares Capital believes its loans and other investments in these companies can help generate attractive levels of current income and potential capital appreciation for investors. Ares Capital, through its investment manager, utilizes its extensive, direct origination capabilities and incumbent borrower relationships to source and underwrite predominantly senior secured loans but also subordinated debt and equity investments. Ares Capital has elected to be regulated as a BDC and was the largest publicly traded BDC by market capitalization as of September 30, 2026. Ares Capital is externally managed by a subsidiary of Ares Management Corporation (NYSE: ARES), a publicly traded, leading global alternative investment manager. For more information about Ares Capital, visit www.arescapitalcorp.com.

About MidCap Financial Investment Corporation

MidCap Financial Investment Corporation (NASDAQ: MFIC) is a closed-end, externally managed, diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). For tax purposes, MFIC has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. MFIC is externally managed by Apollo Investment Management, L.P., an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries, a high-growth global alternative asset manager. MFIC’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. MFIC primarily invests in directly originated and privately negotiated first lien senior secured loans to privately held U.S. middle-market companies, which MFIC generally defines as companies with less than $75 million in earnings before interest, taxes, depreciation and amortization, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. To a lesser extent, MFIC may invest in other types of securities including first lien unitranche, second lien senior secured, unsecured, subordinated, and mezzanine loans, and equities in both private and public middle-market companies. For more information, please visit www.midcapfinancialic.com.

Forward-Looking Statements

Some of the statements in this press release constitute forward-looking statements because they relate to future events, future performance or financial condition, including statements regarding the Transaction pursuant to the Merger Agreement. The forward-looking statements may include statements as to: the consummation of the Transaction, the future operating results of Ares Capital, MFIC and, following the closing of the Transaction, the combined company, and distribution projections; business prospects of Ares Capital, MFIC and the combined company, and the prospects of their portfolio companies; and the impact of the investments that Ares Capital, MFIC and the combined company expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “could,” “estimate,” “overestimate,” “underestimate,” “project,” “intend,” “may,” “will,” “endeavor,” “potential,” “predict,” “continue,” “target” and “would” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Certain factors could cause actual results and conditions to differ materially from those planned, projected, or estimated, including the uncertainties associated with (i) the ability of the parties to consummate the Transaction on the expected timeline, or at all; (ii) the failure of MFIC stockholders to approve the Transaction and the other Proposals (as defined below); (iii) the possibility that any or all of the various conditions to the consummation of the Transaction, including the receipt of any required regulatory approvals, may not be satisfied or waived on a timely basis or at all, and including the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction or may require conditions, limitations or restrictions in connection with such approvals ; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring MFIC to pay a termination fee; (v) the possibility that competing offers or acquisition proposals for MFIC will be made; (vi) Ares Capital’s ability to realize the anticipated benefits of the Transaction, including the expected accretion to Ares Capital’s core earnings and the expected elimination of certain expenses and costs, including as a result of delay in completing the Transaction or integrating the businesses of MFIC and Ares Capital; (vii) the amount of the special dividend from MFIC’s undistributed taxable income, the NAV per share of Ares Capital and the trading price of Ares Capital common stock, each of which will affect the number of shares of Ares Capital common stock issued in the Transaction; (viii) risks related to diverting management’s attention from ongoing business operations and the effect of the announcement or pendency of the Transaction on the business relationships, operating results and business generally of Ares Capital and MFIC; (ix) the combined company’s plans, expectations, objectives and intentions as a result of the Transaction, including the integration of MFIC’s portfolio; (x) the future operating results and net investment income projections of Ares Capital, MFIC or, following the closing of the Transaction, the combined company; (xi) the ability of Ares Management to implement its future plans with respect to the combined company and to attract and retain highly talented professionals; (xii) the business prospects of Ares Capital, MFIC or the combined company and the ability of their portfolio companies to achieve their objectives; (xiii) the expected financings and investments and additional leverage that Ares Capital, MFIC or the combined company may seek to incur in the future; (xiv) the adequacy of the cash resources and working capital of Ares Capital, MFIC or the combined company; (xv) the timing of cash flows, if any, from the operations of the portfolio companies of Ares Capital, MFIC or the combined company; (xvi) the ability of Ares Capital and the combined company to maintain their qualification as a business development company under the 1940 Act, and as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (xvii) general economic, political and market conditions, including changes in interest rates and credit spreads; (xviii) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xix) the risk that stockholder litigation in connection with the Transaction may result in significant costs of defense and liability; (xx) unexpected costs, charges or expenses resulting from the Transaction, and (xxi) such other factors as are described under the heading “Risk Factors” in Ares Capital’s and MFIC’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). Any forward-looking statements speak only as of the date of this press release. Ares Capital and MFIC have based the forward-looking statements included in this press release on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although Ares Capital and MFIC undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that Ares Capital and/or MFIC in the future may file with the SEC, including the Proxy Statement/Prospectus and the Registration Statement (in each case, as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

No Offer or Solicitation

This press release is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this press release is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in Ares Capital, MFIC or in any fund or other investment vehicle managed by Ares Management, Apollo Management or any of their respective affiliates.

Additional Information and Where to Find It

This press release relates to the proposed Transaction and certain related matters (the “Proposals”). In connection with the Proposals, Ares Capital will file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include a proxy statement of MFIC and a prospectus of Ares Capital (the “Proxy Statement/Prospectus”), and MFIC will mail the Proxy Statement/Prospectus to its stockholders. The Proxy Statement/Prospectus and the Registration Statement will each contain important information about Ares Capital, MFIC, the Transaction and the Proposals. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. INVESTORS IN ARES CAPITAL AND STOCKHOLDERS OF MFIC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARES CAPITAL, MFIC, THE TRANSACTION AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by Ares Capital, from Ares Capital’s website at www.arescapitalcorp.com, and, for documents filed by MFIC, from MFIC’s website at https://www.midcapfinancialic.com.

Participants in the Solicitation

Ares Capital, its directors, certain of its executive officers and certain employees and officers of Ares Management and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of Ares Capital is set forth in its proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on March 5, 2026. MFIC, its directors, certain of its executive officers and certain employees and officers of Apollo Management and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of MFIC is set forth in its proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2026. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the MFIC stockholders in connection with the Proposals, including a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus when it becomes available. These documents may be obtained free of charge from the sources indicated above.

Contacts

Ares

Investor Relations

John Stilmar | Carl Drake

+1.888.818.5298

irarcc@ares.com

Media

Priscila Roney | Jacob Silber

media@ares.com

MFIC

Investor Relations

Elizabeth Besen

+1.212.822.0625

ebesen@apollo.com

Apollo Global Management, Inc.

Media

Joanna Rose

Global Head of Corporate Communications

+1.212.822.0491

Communications@apollo.com